UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2017

WESTERN

ASSET/CLAYMORE

INFLATION-LINKED

SECURITIES & INCOME

FUND (WIA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”). As investment adviser for the Fund, we are pleased to submit the Fund’s semi-annual shareholder report for the six-month reporting period ended May 31, 2017.

For the six-month period ended May 31, 2017, the Fund returned 2.99% based on its net asset value (“NAV”)i and 3.07% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 1.58% and 1.79%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions, including returns of capital, if any. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Details of Fund fees and expenses appear elsewhere in this report.

A number of adjustments were made to the Fund during the reporting period. We pared back the Fund’s allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)iv and initiated a position in foreign inflation-protected securities (“linkers”) as we found the latter to offer better relative values. Elsewhere, we increased exposure to commodities given signs of improving global growth. We also modestly increased the Fund’s allocation to investment grade corporate bonds amid generally attractive fundamentals. Finally, the Fund’s exposure to commercial mortgage-backed securities (“CMBS”) was reduced as valuations became less attractive.

The Fund employed U.S. Treasury futures and options on futures, Eurodollar and Euro-bund futures, and Euro BTP futures, during the reporting period to manage its yield curvev positioning and interest rate risk, or durationvi. The use of these instruments detracted from performance. CPI index swaps, used to manage inflation-related exposure, were positive for performance. Currency forwards, futures and options, which were used to manage the Fund’s currency exposures, overall added to performance, largely due to the Fund’s exposures to the Mexican peso and Russian ruble. Commodity futures, which

II	Western Asset/Claymore Inflation-Linked Securities & Income Fund

were used to gain commodity exposure, detracted from performance.

Leverage was used to increase the Fund’s overall credit exposure, which served to add yield to the portfolio. We ended the reporting period with leverage as a percentage of gross assets of roughly 29% versus 32% when the period began. The use of leverage to purchase TIPS and high-yield corporate bonds, amongst other instruments, contributed to performance as their strong returns mitigated higher borrowing costs.

The largest contributor to the Fund’s absolute performance during the reporting period was its allocation to securitized products. In particular, the Fund’s exposure to non-agency mortgage-backed securities (“MBS”) was beneficial for results. They were supported by limited supply due to a lack of new issuance and overall solid investor demand. The Fund’s exposure to CMBS was also additive for returns.

As mentioned above, the Fund’s overall active foreign exchange exposure was a significant positive for performance, most notably its allocations to the Mexican peso and Russian ruble, both of which benefited from a return of market confidence in emerging markets as beneficiaries of the “reflation trade.” The Fund’s U.S. high-yield corporate bond exposure also contributed to returns. Their spreads narrowed amid solid demand from investors looking to generate incremental yields in the low interest rate environment.

The Fund’s TIPS exposure contributed to results based on increased inflation expectations following the November 2016 U.S. elections. Finally, the Fund’s overall interest rate risk, or duration positioning, was additive for results, as longer-term yields declined during the reporting period.

The largest detractor from the Fund’s absolute performance for the period was its allocation to investment grade corporate bonds. They modestly hurt the Fund’s results as spreads widened, notably in specific names like Barclays Bank and Occidental Petroleum.

The Fund’s commodity exposure was also a minor headwind for performance. Furthermore, active currency exposures to the Japanese yen hurt performance in May 2017 as it appreciated versus the U.S. dollar.

As of May 31, 2017, the Fund’s market price of $11.38 per share represented a discount of 11.30% to its NAV of $12.83 per share. In the first five months of the reporting period, the Fund provided its investors with a monthly distribution of $0.032 per share, and in the final month of the reporting period, the distribution was $0.0345. The most recent distribution represents an annualized distribution rate of 3.64% based on the Fund’s last closing market price of $11.38 as of May 31, 2017. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. Please see Note 1(p) on page 25 for more information on distributions for the period.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions and at the time of purchase, the Fund will:

•	Invest at least 80% of its total managed assetsvii in inflation-linked securities

Western Asset/Claymore Inflation-Linked Securities & Income Fund	III

Letter to shareholders (cont’d)

•	Invest no more than 10% of its total managed assets in assets rated below investment grade at the time of purchase (or if unrated, assets of comparable quality as determined by management)

•	Invest at least 60% of its total managed assets in TIPS

•

Invest no more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

•

Engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40% of total managed assets. This capacity is in addition to the capacity to have 20% unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities

•

Utilize commodity-related strategies for up to 10% of its total managed assets. Exposure to commodities is expected to be achieved through the use of a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund also has the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities.

Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationviii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts, interest rate swap contracts and total return swap contracts for investment purposes, to manage its credit risk or to add leverage.

In March 2016, the Board of Trustees authorized management to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the shares are trading at a discount to NAV and when such purchases could enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 32 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common

IV	Western Asset/Claymore Inflation-Linked Securities & Income Fund

shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/wia.

Sincerely,

Western Asset Management Company

June 30, 2017

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii

The Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

viii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	V

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended May 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was 3.5%, the strongest reading in two years. However, fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s final reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.4%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures, along with more modest state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on May 31, 2017, the unemployment rate was 4.3%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2001. The percentage of longer-term unemployed moderately declined over the period. In May 2017, 24.0% of Americans looking for a job had been out of work for more than six months, versus 24.2% when the period began.

VI	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017 — after the reporting period ended — the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. presidential elections given expectations for improving growth and higher inflation. While they subsequently fell from their peak in mid-March 2017, all told short-term Treasury yields moved higher during the six months ended May 31, 2017. In contrast, long-term Treasury yields edged lower over the reporting period as a whole. Two-year Treasury yields began the reporting period at 1.11% and ended the period at 1.28%. Their low for the period of 1.10% occurred on December 7, 2016, and their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 2.37% and ended the period at 2.21%. Their low of 2.18% occurred on April 18, 2017, and their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned 2.52% during the six months ended May 31, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. What was the inflationary environment during the reporting period?

A. Inflation remained relatively modest during the reporting period. For the six months ended May 31, 2017, the seasonally unadjusted rate of inflation, as measured by

Western Asset/Claymore Inflation-Linked Securities & Income Fund	VII

Investment commentary (cont’d)

the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.4%. The CPI-U less food and energy was 1.1% over the same period. Inflation-protected securities generated positive results during the reporting. During the six months ended May 31, 2017, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexvi returned 1.72%.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, gained 6.72% for the six months ended May 31, 2017. The high-yield market began the reporting period on a positive note, as it rallied sharply over the first three months of the period. This was driven by robust demand from investors looking to generate incremental yield in the low interest rate environment. After moving slightly lower in March 2017 given falling oil prices and overall weak demand, the high-yield market again rallied in April and May 2017.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Globalviii returned 8.00% during the six months ended May 31, 2017. In November 2016 — prior to the beginning of the reporting period — the asset class fell sharply. This occurred as demand was weak against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar. However, the asset class then moved higher during all six months of the reporting period. This turnaround was triggered by improving investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar.

Performance review

For the six months ended May 31, 2017, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned 2.99% based on its net asset value (“NAV”)ix and 3.07% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Indexx and the Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Indexxi, returned 1.58% and 1.79%, respectively, for the same period. The Bloomberg Barclays World Government Inflation-Linked All Maturities Indexxii and the Fund’s Custom Benchmarkxiii returned 5.05% and 2.01%, respectively, over the same time frame.

During this six-month period, the Fund made distributions to shareholders totaling $0.19 per share. As of May 31, 2017, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2017. Past performance is no guarantee of future results.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.guggenheiminvestments.com/wia.

VIII	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Performance Snapshot as of May 31, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$12.83 (NAV)	2.99	%†
$11.38 (Market Price)	3.07	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

One of the distinguishing features of closed-end funds compared to other investment vehicles is the ability to trade at a premium or discount to NAV. Since the Fund is listed on the NYSE, the share price may trade above (premium) or below (discount) its NAV. Whereas the NAV is reflective of the Fund’s underlying investments, the share price is reflective of the overall supply and demand in the marketplace. Historically, the majority of closed-end funds have traded at a discount to NAV. This Fund was no exception to the phenomenon. We believe the Fund’s discount may be driven by a number of factors, including the overall closed-end fund market, current distribution rate and muted demand for inflation-linked investment products. While there are actions that may temporarily reduce the discount to NAV, which the Board of Trustees evaluates, we believe that if investor demand for inflation-linked investments increased, that development, among other factors, may help reduce the Fund’s share price discount to NAV over time. Western Asset Management Company, the Fund’s investment adviser, continues to believe the Fund offers investors the opportunity for long-term inflation protection while providing a source of diversification for investors’ fixed-income portfolios.

Thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 30, 2017

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. Derivatives, such as options, futures, forwards and swaps, can be illiquid, create counterparty risk, may

Western Asset/Claymore Inflation-Linked Securities & Income Fund	IX

Investment commentary (cont’d)

disproportionately increase losses, and may have a potentially large impact on fund performance. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets.

An investment in the Fund is subject to the following additional risks. Lower grade securities, or equivalent unrated securities, which are commonly known as “junk bonds,” typically entail greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have to apply a greater degree of judgment in establishing a price for lower grade securities for purposes of valuing fund shares. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Lower grade and unrated securities are generally issued by less creditworthy issuers that may have a larger amount of outstanding debt relative to their assets than issuers of higher grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of lower grade security holders, leaving few or no assets available to repay lower grade security holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Lower grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems lower grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. Lower grade and unrated securities involve the risk that the Fund’s investment manager may not accurately evaluate the security’s comparative rating. Analysis of the creditworthiness of issuers of lower grade and unrated securities may be more complex than for issuers of higher-quality securities. To the extent that the Fund holds lower grade and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Fund’s investment manager’s credit analysis than if the Fund held exclusively higher-quality and rated securities. If changes in the currency exchange rates do not occur as anticipated, the Fund may lose money on currency transactions. The Fund’s ability to use currency transactions successfully depends on a number of factors, including the currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset/Claymore Inflation-Linked Securities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity

X	Western Asset/Claymore Inflation-Linked Securities & Income Fund

pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”). Due to recent regulatory changes, additional regulatory requirements may be imposed and additional expenses may be incurred by the Fund. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the “1940 Act”). Changes in the laws of the United States and/or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes, and may interfere with its ability to qualify as such.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	XI

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]	The Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xi

The Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xii	The Bloomberg Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xiii

The Custom Benchmark is comprised of 90% Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

XII	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2017 and November 30, 2016 and does not include derivatives such as forward foreign currency contracts, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

2	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

May 31, 2017

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 114.0%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	10,346,880	$11,958,727
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	48,530,923	55,251,340
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	31,292,431	35,525,733	(a)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	150,732	200,718
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	5,177,926	6,350,917
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	6,495,540	8,998,070
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	3,383,850	4,287,216
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	3,439,973	4,380,373
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	3,247,579	3,147,797
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	1,590,585	1,492,295
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	4,613,125	5,112,066
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	9,265,935	8,874,570
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	10,350,835	10,561,847
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	2,327,440	2,354,078
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	48,451,080	48,488,291	(a)
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	420,139	437,312
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	30,172,700	30,374,224	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	37,665,189	38,002,669	(a)
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	34,961,238	36,661,508	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	14,180,956	14,680,608
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	24,277,435	24,525,890	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	25,560,040	25,616,962	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	4,567,536	4,654,785
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	14,439,827	14,839,738
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	8,183,118	8,148,593
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	21,228,354	21,702,022	(a)
Total U.S. Treasury Inflation Protected Securities (Cost — $422,267,816)				426,628,349
Asset-Backed Securities — 4.2%
Ameriquest Mortgage Securities Inc., 2005-R10 M5	1.654%	1/25/36	9,650,000	6,436,360	(b)
Conseco Financial Corp., 1997-8 A	6.780%	10/15/27	717,314	741,978
Countrywide Home Equity Loan Trust, 2005-C 2A	1.169%	7/15/35	1,012,953	942,306	(b)
Countrywide Home Equity Loan Trust, 2006-I 2A	1.129%	1/15/37	1,432,911	1,328,063	(b)
Residential Asset Mortgage Products Inc., 2004-RS8 MI1	6.106%	8/25/34	3,951,879	3,987,810
Saxon Asset Securities Trust, 2004-2 MV1	1.894%	8/25/35	2,432,266	2,258,202	(b)
Total Asset-Backed Securities (Cost — $14,744,285)				15,694,719
Collateralized Mortgage Obligations — 6.5%
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	3.564%	11/25/34	35,539	34,546	(b)
Bellemeade Re Ltd., 2016-1A M2B	7.524%	4/25/26	4,140,000	4,140,567	(b)(c)(d)

See Notes to Consolidated Financial Statements.

4	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Chase Mortgage Finance Corp., 2007-A1 2A3	3.289%	2/25/37	11,269	$11,339	(b)
Credit Suisse Mortgage Trust, 2014-11R 09A2	1.131%	10/27/36	2,430,000	1,470,131	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	1,451,689	133,979
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	4,174,495	359,154
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2	4.474%	10/25/29	1,300,000	1,370,148	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K721 X1, IO	0.341%	8/25/22	152,966,746	2,304,857	(b)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO	3.403%	5/25/18	10,986,769	467	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M1	2.474%	1/25/29	1,332,083	1,348,011	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1	5.874%	10/25/29	1,340,000	1,369,225	(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M2	4.024%	10/25/29	1,310,000	1,338,920	(b)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.608%	9/16/46	5,464,033	116,886	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.613%	3/16/49	1,634,545	44,801	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.311%	2/16/53	2,134,693	56,343	(b)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.759%	1/16/54	6,558,595	339,800	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.074%	9/16/44	2,949,480	161,332	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	0.474%	2/16/48	695,349	28,806	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.894%	9/16/55	2,836,205	161,058	(b)
Government National Mortgage Association (GNMA), 2014-169 IO, IO	0.875%	10/16/56	15,726,165	914,750	(b)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.813%	11/16/55	3,636,016	209,154	(b)
Government National Mortgage Association (GNMA), 2015-101 IO, IO	0.880%	3/16/52	25,463,947	1,568,493	(b)
Government National Mortgage Association (GNMA), 2015-183 IO	0.971%	9/16/57	28,250,233	2,152,806	(b)
GSR Mortgage Loan Trust, 2004-11 1A1	3.322%	9/25/34	122,935	118,172	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	3.114%	11/25/33	4,013	4,102	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	3.292%	2/25/34	13,432	13,475	(b)

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C20 D	3.071%	2/15/48	2,970,000	$2,314,313	(c)
Nomura Resecuritization Trust, 2015-4R 2A2	1.131%	10/26/36	2,654,104	1,838,461	(b)(c)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	67,568	58,213
Sequoia Mortgage Trust, 2003-8 A1	1.650%	1/20/34	12,145	11,626	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR8 A	2.692%	8/25/33	471,845	480,764	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	10,437	11,334
Total Collateralized Mortgage Obligations (Cost — $28,024,659)				24,486,033
Corporate Bonds & Notes — 6.1%
Consumer Staples — 0.7%
Food Products — 0.3%
MARB Bondco PLC, Senior Notes	7.000%	3/15/24	900,000	888,480	(c)
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,780,000	1,553,050
Total Consumer Staples				2,441,530
Energy — 2.5%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Bonds	3.800%	11/15/25	200,000	206,607
Oil, Gas & Consumable Fuels — 2.4%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	200,000	224,699
Apache Corp., Senior Notes	2.625%	1/15/23	200,000	197,576
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	200,000	199,549
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	200,000	203,087
Noble Energy Inc., Senior Notes	3.900%	11/15/24	200,000	206,818
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,400,000	2,436,000
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	450,000	453,937
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	810,000	801,600
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	200,000	262,029
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	2,000,000	1,990,000
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,340,000	1,397,781
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	800,000	910,240	(e)
Total Oil, Gas & Consumable Fuels				9,283,316
Total Energy				9,489,923
Financials — 1.0%
Banks — 0.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,440,000	2,760,250

See Notes to Consolidated Financial Statements.

6	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 0.3%
ILFC E-Capital Trust II, Bonds	4.910%	12/21/65	1,010,000		$974,650	(b)(c)
Total Financials					3,734,900
Health Care — 0.9%
Health Care Equipment & Supplies — 0.4%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,520,000		1,413,600	(c)
Pharmaceuticals — 0.5%
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,380,000		1,915,900	(c)
Total Health Care					3,329,500
Information Technology — 0.5%
Electronic Equipment, Instruments & Components — 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,750,000		1,716,750
Materials — 0.5%
Metals & Mining — 0.5%
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	200,000		224,800
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	200,000		197,524	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,670,000		1,631,683
Total Materials					2,054,007
Total Corporate Bonds & Notes (Cost — $21,344,299)					22,766,610
Non-U.S. Treasury Inflation Protected Securities — 3.2%
Brazil — 0.9%
Federative Republic of Brazil, Notes	6.000%	8/15/50	3,300,000	BRL	3,286,031
Italy — 2.3%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.100%	9/15/26	6,450,060	EUR	8,528,154	(e)
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $11,035,187)					11,814,185
Sovereign Bonds — 0.6%
Ecuador — 0.6%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,520,000		1,597,900	(c)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	520,000		491,400	(e)
Total Sovereign Bonds (Cost — $1,897,856)					2,089,300
U.S. Government & Agency Obligations — 2.7%
U.S. Government Obligations — 2.7%
U.S. Treasury Notes	1.750%	5/31/22	5,190,000		5,190,203
U.S. Treasury Notes	2.000%	5/31/24	5,130,000		5,125,593
Total U.S. Government & Agency Obligations (Cost — $10,280,050)					10,315,796
Total Investments before Short-Term Investments (Cost — $509,594,152)					513,794,992

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Shares	Value
Short-Term Investments — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $27,892)	0.723%	27,892	$27,892
Total Investments — 137.3% (Cost — $509,622,044#)			513,822,884
Liabilities in Excess of Other Assets — (37.3)%			(139,697,535)
Total Net Assets — 100.0%			$374,125,349

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
IO	— Interest Only

At May 31, 2017, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Deutsche Bank	1.00%	4/18/2017	7/19/2017	$30,900,000	U.S. Treasury inflation protected securities	$31,692,308
Deutsche Bank	1.10%	5/16/2017	8/16/2017	125,610,775	U.S. Treasury inflation protected securities	128,831,564
				$156,510,775		$160,523,872

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

See Notes to Consolidated Financial Statements.

8	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

At May 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	62	12/18	$15,333,577	$15,232,625	$(100,952)
Corn	77	12/17	1,497,903	1,505,350	7,447
Cotton No. 2 Futures	9	12/17	326,530	327,555	1,025
Euro	107	6/17	14,255,910	15,054,900	798,990
Euro BTP	164	6/17	23,966,311	24,528,289	561,978
Gold 100 Ounce	124	12/17	15,700,048	15,903,000	202,952
LME Copper	62	12/17	4,068,954	4,043,175	(25,779)
Lean Hogs Futures	15	10/17	408,735	410,550	1,815
Live Cattle Futures	12	10/17	568,556	567,120	(1,436)
Mexican Peso	82	6/17	2,151,127	2,191,860	40,733
Natural Gas	70	9/17	2,357,460	2,184,000	(173,460)
New York Harbor ULSD Futures	16	9/17	1,097,529	1,039,517	(58,012)
RBOB Gasoline	14	9/17	895,469	855,834	(39,635)
Silver	10	12/17	864,933	879,050	14,117
Soybean	37	11/17	1,757,334	1,698,763	(58,571)
U.S. Treasury 10-Year Notes	362	9/17	45,560,126	45,719,469	159,343
U.S. Treasury Long-Term Bonds	80	9/17	12,254,290	12,305,000	50,710
WTI Crude	344	8/17	18,309,942	16,766,560	(1,543,382)
Wheat	35	12/17	813,573	816,375	2,802
					(159,315)
Contracts to Sell:
90-Day Eurodollar	32	9/18	7,854,496	7,869,201	(14,705)
British Pound	33	6/17	2,523,155	2,660,625	(137,470)
Euro-Bund	127	6/17	22,919,316	23,157,443	(238,127)
Japanese Yen	447	6/17	49,613,867	50,578,050	(964,183)
U.S. Treasury 5-Year Notes	1,110	9/17	131,042,272	131,326,875	(284,603)
U.S. Treasury Ultra 10-Year Notes	82	9/17	11,056,964	11,130,219	(73,255)
U.S. Treasury Ultra Long-Term Bonds	6	9/17	982,469	990,750	(8,281)
					(1,720,624)
Net unrealized depreciation on open futures contracts					$(1,879,939)

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset/Claymore Inflation-Linked Securities & Income Fund

At May 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	21,817,210,000	USD	7,530,967	Bank of America N.A.	7/19/17	$(103,578)
MXN	100,860,000	USD	5,311,216	Bank of America N.A.	7/20/17	54,931
EUR	504,001	USD	553,441	Barclays Bank PLC	7/20/17	14,172
GBP	2,415,890	USD	3,025,849	Barclays Bank PLC	7/20/17	91,610
INR	245,800,000	USD	3,773,990	Barclays Bank PLC	7/20/17	12,237
JPY	826,460,310	USD	7,569,704	Barclays Bank PLC	7/20/17	(91,224)
JPY	208,010,000	USD	1,878,150	Barclays Bank PLC	7/20/17	4,092
MYR	16,400,000	USD	3,676,306	Barclays Bank PLC	7/20/17	146,765
USD	16,152,331	EUR	15,155,493	Barclays Bank PLC	7/20/17	(916,009)
USD	1,874,811	EUR	1,680,000	Barclays Bank PLC	7/20/17	(17,230)
USD	9,892,247	TWD	301,120,000	Barclays Bank PLC	7/20/17	(135,425)
RUB	460,351,000	USD	7,973,172	Citibank N.A.	7/20/17	58,253
Total						$(881,406)

Abbreviations used in this table:
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
RUB	— Russian Ruble
TWD	— Taiwan Dollar
USD	— United States Dollar

See Notes to Consolidated Financial Statements.

10	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)

May 31, 2017

Assets:
Investments, at value (Cost — $509,622,044)	$513,822,884
Foreign currency, at value (Cost — $334,968)	314,539
Cash	9,847,792
Deposits with brokers for open futures contracts	4,115,175
Receivable for securities sold	3,144,194
Interest receivable	1,883,395
Foreign currency collateral for open futures contracts, at value (Cost — $438,201)	495,816
Unrealized appreciation on forward foreign currency contracts	382,060
Prepaid expenses	23,203
Total Assets	534,029,058

Liabilities:
Payable for open reverse repurchase agreements	156,510,775
Payable for securities purchased	1,523,250
Unrealized depreciation on forward foreign currency contracts	1,263,466
Investment management fee payable	177,945
Interest payable	99,176
Payable to broker — variation margin on open futures contracts	90,241
Service agent fees payable	66,729
Administration fee payable	19,110
Trustees’ fees payable	14,111
Accrued expenses	138,906
Total Liabilities	159,903,709
Total Net Assets	$374,125,349

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 29,152,820 shares issued and outstanding	381,174,996
Undistributed net investment income	722,528
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(9,250,460)
Net unrealized appreciation on investments, futures contracts, forward foreign currency contracts and foreign currencies	1,478,285
Total Net Assets	$374,125,349

Shares Outstanding	29,152,820

Net Asset Value	$12.83

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	11

Consolidated statement of operations (unaudited)

For the Six Months Ended May 31, 2017

Investment Income:
Interest	$8,466,472

Expenses:
Investment management fee (Note 2)	1,060,029
Interest expense (Note 3)	710,875
Servicing agent fees (Note 2)	397,511
Administration fees (Note 2)	112,392
Legal fees	96,913
Trustees’ fees	58,772
Transfer agent fees	41,338
Audit and tax fees	24,017
Fund accounting fees	23,306
Shareholder reports	18,779
Commodity pool reports	15,841
Stock exchange listing fees	14,156
Custody fees	7,357
Insurance	3,910
Miscellaneous expenses	14,793
Total Expenses	2,599,989
Net Investment Income	5,866,483

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	95,348
Futures contracts	2,058,499
Swap contracts	292,387
Forward foreign currency contracts	1,333,644
Foreign currency transactions	(19,340)
Net Realized Gain	3,760,538
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,446,181
Futures contracts	(3,253,150)
Swap contracts	(75,739)
Forward foreign currency contracts	(117,999)
Foreign currencies	41,387
Change in Net Unrealized Appreciation (Depreciation)	1,040,680
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	4,801,218
Increase in Net Assets From Operations	$10,667,701

See Notes to Consolidated Financial Statements.

12	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended May 31, 2017 (unaudited), the Period Ended November 30, 2016 and the Year Ended December 31, 2015	2017	2016†	2015

Operations:
Net investment income	$5,866,483	$7,930,343	$1,907,960
Net realized gain (loss)	3,760,538	(2,588,414)	(10,209,901)
Change in net unrealized appreciation (depreciation)	1,040,680	10,642,476	(3,159,944)
Increase (Decrease) in Net Assets From Operations	10,667,701	15,984,405	(11,461,885)

Distributions to Shareholders From (Note 1):
Net investment income	(5,670,223)	(6,625,526)	(2,525,627)
Net realized gains	—	—	(47,745)
Return of capital	—	(3,636,267)	(7,688,421)
Decrease in Net Assets From Distributions to Shareholders	(5,670,223)	(10,261,793)	(10,261,793)
Increase (Decrease) in Net Assets	4,997,478	5,722,612	(21,723,678)

Net Assets:
Beginning of period	369,127,871	363,405,259	385,128,937
End of period*	$374,125,349	$369,127,871	$363,405,259
*Includes undistributed (overdistributed) net investment income, respectively, of:	$722,528	$526,268	$(1,398,943)

†	For the period January 1, 2016 through November 30, 2016.

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	13

Consolidated statement of cash flows (unaudited)

For the Six Months Ended May 31, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$10,667,701
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(229,302,271)
Sales of portfolio securities	205,084,462
Net purchases, sales and maturities of short-term investments	51,624,688
Realized loss on purchased options	(353,440)
Net amortization of premium (accretion of discount)	731,344
Net inflation adjustment	(4,036,879)
Increase in receivable for securities sold	(2,612,634)
Decrease in interest receivable	320,571
Decrease in receivable from broker — variation margin on open futures contracts	974,962
Increase in prepaid expenses	(10,298)
Increase in deposits with brokers for open futures contracts	(920,029)
Increase in foreign currency collateral for open futures contracts	(366,217)
Decrease in deposits with brokers for OTC swap contracts	4,857
Increase in payable for securities purchased	1,062,602
Decrease in investment management fee payable	(1,222)
Decrease in Trustees’ fees payable	(2,723)
Decrease in service agent fees payable	(459)
Increase in administration fee payable	667
Increase in interest payable	57,995
Decrease in accrued expenses	(28,653)
Increase in payable to broker — variation margin on open futures contracts	90,241
Net realized gain on investments	(95,348)
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency transactions	(4,252,443)
Net Cash Provided by Operating Activities*	28,637,474

Cash Flows From Financing Activities:
Distributions paid on common stock	(5,670,223)
Decrease in payable for reverse repurchase agreements	(17,035,875)
Net Cash Used in Financing Activities	(22,706,098)
Net Increase in Cash	5,931,376
Cash at Beginning of Period	4,230,955
Cash at End of Period	$10,162,331

*	Included in operating expenses is cash of $652,880 paid for interest on borrowings.

See Notes to Consolidated Financial Statements.

14	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Consolidated financial highlights

For a share of common stock outstanding throughout each year ended November 30, unless otherwise noted:
	2017[1,2]	2016[1,3]	2015[1,4]	2014[1,4]	2013[1,4]	2012[1,4]	2011[1,4]

Net asset value, beginning of period	$12.66	$12.47	$13.21	$13.14	$14.73	$14.14	$13.15

Income (loss) from operations:
Net investment income	0.20	0.27	0.07	0.29	0.10	0.26	0.52
Net realized and unrealized gain (loss)	0.16	0.27	(0.46)	0.20	(1.31)	0.68	0.97
Total income (loss) from operations	0.36	0.54	(0.39)	0.49	(1.21)	0.94	1.49

Less distributions from:
Net investment income	(0.19) [5]	(0.23)	(0.09)	(0.35)	(0.11)	(0.35)	(0.50)
Net realized gains	—	—	(0.00) [6]	(0.07)	(0.27)	—	—
Return of capital	—	(0.12)	(0.26)	—	—	—	—
Total distributions	(0.19)	(0.35)	(0.35)	(0.42)	(0.38)	(0.35)	(0.50)

Net asset value, end of period	$12.83	$12.66	$12.47	$13.21	$13.14	$14.73	$14.14

Market price, end of period	$11.38	$11.23	$10.57	$11.60	$11.42	$13.11	$12.64
Total return, based on NAV[7,8]	2.99%	4.28%	(3.00)%	3.68%	(8.29)%	6.72%	11.53%
Total return, based on Market Price[9]	3.07%	9.61%	(5.95)%	5.20%	(10.15)%	6.54%	2.54%

Net assets, end of period (000s)	$374,125	$369,128	$363,405	$385,129	$383,099	$429,552	$412,174

Ratios to average net assets:
Gross expenses	1.41%[10]	1.33%[10]	1.10%	0.89%	0.74%	0.70%	0.68%
Net expenses	1.41 [10]	1.33 [10]	1.10	0.89	0.74	0.70	0.68
Net investment income	3.17 [10]	2.33 [10]	0.50	2.17	0.72	1.79	3.79

Portfolio turnover rate	41%	88%	59%	30%	65%	73%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2017 (unaudited).

[3]	For the period January 1, 2016 through November 30, 2016.

[4]	For the year ended December 31.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]	Amount represents less than $0.005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Annualized.

See Notes to Consolidated Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	15

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset/Claymore Inflation-Linked Securities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

16	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	17

Notes to consolidated financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$426,628,349	—	$426,628,349
Asset-backed securities	—	15,694,719	—	15,694,719
Collateralized mortgage obligations	—	20,345,466	$4,140,567	24,486,033
Corporate bonds & notes	—	22,766,610	—	22,766,610
Non-U.S. treasury inflation protected securities	—	11,814,185	—	11,814,185
Sovereign bonds	—	2,089,300	—	2,089,300
U.S. government & agency obligations	—	10,315,796	—	10,315,796
Total long-term investments	—	509,654,425	4,140,567	513,794,992
Short-term investments†	$27,892	—	—	27,892
Total investments	$27,892	$509,654,425	$4,140,567	$513,822,884
Other financial instruments:
Futures contracts	$1,841,912	—	—	$1,841,912
Forward foreign currency contracts	—	$382,060	—	382,060
Total other financial instruments	$1,841,912	$382,060	—	$2,223,972
Total	$1,869,804	$510,036,485	$4,140,567	$516,046,856

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$3,721,851	—	—	$3,721,851
Forward foreign currency contracts	—	$1,263,466	—	1,263,466
Total	$3,721,851	$1,263,466	—	$4,985,317

†	See Consolidated Schedule of Investments for additional detailed categorizations.

18	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations
Balance as of November 30, 2016	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3[1]	$4,140,567
Transfers out of Level 3	—
Balance as of May 31, 2017	$4,140,567
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2017	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited) (cont’d)

to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Consolidated Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an

20	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended May 31, 2017, see Note 4.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

22	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Consolidated Statement of Cash Flows.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

24	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,263,466. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2017 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management agreement with Western Asset Management Company (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) are not considered a liability.

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan”) are also the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Guggenheim Funds Distributors, Inc. (“Servicing Agent”) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in an amount equal to 0.15% of the Fund’s average weekly assets.

26	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (“Administrator”), an affiliate of the Investment Adviser, provides certain administrative and accounting functions for the Fund. The Fund pays the Administrator a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000.

3. Investments

During the six months ended May 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$20,740,082	$208,562,189
Sales	12,116,094	192,968,368

At May 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,694,270
Gross unrealized depreciation	(6,493,430)
Net unrealized appreciation	$4,200,840

Transactions in reverse repurchase agreements for the Fund during the six months ended May 31, 2017 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$155,809,446	0.91%	$173,604,625

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.40% to 1.10% during the six months ended May 31, 2017. Interest expense incurred on reverse repurchase agreements totaled $710,875.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at May 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	$772,031	$839,723	$230,158	$1,841,912
Forward foreign currency contracts	—	382,060	—	382,060
Total	$772,031	$1,221,783	$230,158	$2,223,972

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	$719,923	$1,101,653	$1,900,275	$3,721,851
Forward foreign currency contracts	—	1,263,466	—	1,263,466
Total	$719,923	$2,365,119	$1,900,275	$4,985,317

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended May 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(229,550)	$(123,890)	—	$(353,440)
Futures contracts	(1,799,718)	1,318,050	$2,540,167	2,058,499
Swap contracts	292,387	—	—	292,387
Forward foreign currency contracts	—	1,333,644	—	1,333,644
Total	$(1,736,881)	$2,527,804	$2,540,167	$3,331,090

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts	$987,361	$(1,283,147)	$(2,957,364)	$(3,253,150)
Swap contracts	(75,739)	—	—	(75,739)
Forward foreign currency contracts	—	(117,999)	—	(117,999)
Total	$911,622	$(1,401,146)	$(2,957,364)	$(3,446,888)

28	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

During the six months ended May 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$43,164
Futures contracts (to buy)	282,019,763
Futures contracts (to sell)	206,027,283
Forward foreign currency contracts (to buy)	36,270,803
Forward foreign currency contracts (to sell)	24,615,646

Average Notional Balance
Total return swap contracts†	$9,160,000

†	At May 31, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2017:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$382,060	—	$382,060

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2017:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$90,241	$(90,241)	—
Forward foreign currency contracts	1,263,466	—	$1,263,466
Total	$1,353,707	$(90,241)	$1,263,466

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to May 31, 2017

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/15/17	6/30/17	$0.0345
7/14/17	7/31/17	$0.0345

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

6. Stock repurchase program

On March 2, 2016, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2017, the Fund did not repurchase any shares.

7. Deferred capital losses

As of November 30, 2016, the Fund had deferred capital losses of $6,707,877, which have no expiration date, that will be available to offset future taxable capital gains.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

30	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2017 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 1, 2017. Of the 29,152,820 common shares outstanding on the record date for the meeting, the following shares were voted at the meeting:

Election of Trustee	For	Withheld
Ronald A. Nyberg	23,909,607	2,867,114

Western Asset/Claymore Inflation-Linked Securities & Income Fund	31

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc, 462 South 4th Street, Suite 1600 Louisville, KY 40202. Investor Relations telephone number 1-888-888-0151.

32	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://guggenheiminvestments.com/wia), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	33

Western Asset/Claymore

Inflation-Linked Securities & Income Fund

Trustees

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Jane Trust

Officers

Jane Trust

President

Richard F. Sennett

Principal Financial and Accounting Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Mark E. Mathiasen

Secretary

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Servicing agent

Guggenheim Funds Distributors, LLC

227 W. Monroe

Chicago, IL 60606

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at guggenheiminvestments.com, or contact the Fund at 1-800-345-7999.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund

385 East Colorado Boulevard

Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at guggenheiminvestments.com/wia and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013850-S-(7-17)

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/Jane Trust
Jane Trust
Trustee and President

Date: July 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Trustee and President

Date: July 24, 2017

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 24, 2017